                                                                   EXHIBIT 10.19

                        COMMON STOCK PURCHASE AGREEMENT

     This Common Stock Purchase Agreement ("Agreement") by and between PlanetRX.com, Inc. (the "Company"), and Alpha Venture Capital, Inc., a Cook Islands corporation (the "Purchaser"), is dated as of July 25, 2000.

                                    Recitals
                                    --------

     A. Purchaser desires to purchase, and the Company desires to sell, shares of the Company's Common Stock, on the terms and conditions as are set forth below, and in connection therewith, the Company shall issue certain warrants to the Purchaser, including an Initial Warrant for 500,000 shares of common stock.

     B. The parties intend that the issuance of the Subscribed Shares as anticipated by this Agreement shall be accomplished without registration under the Securities Act of 1933, as amended (the "Securities Act"), and without registration or qualification under the securities laws of any state or other jurisdiction in reliance on exemptions from the registration requirements of the Securities Act, including without limitation Regulation D under the Securities Act and Section 4(2) of the Securities Act; provided, however, that a condition
                                            --------  -------
to Purchaser's obligation to accept Subscribed Shares hereunder is that the resale of such Subscribed Shares be permitted pursuant to the Registration Statement contemplated by the Registration Rights Agreement executed concurrently herewith and that the Purchaser otherwise be able to resell such Subscribed Shares in accordance with applicable laws.

     THEREFORE, in consideration of the mutual promises and covenants set forth below and for other good and valuable consideration, the receipt and sufficiency of which the parties acknowledge by their signatures below, the parties agree as follows (capitalized terms shall have the meanings ascribed to such terms in Exhibit A hereto, unless otherwise indicated):
---------

     1.  Initial Warrant.  Upon execution hereof, the Company shall deliver to
         ---------------
Purchaser the Initial Warrant duly executed on behalf of the Company.

     2.  Agreement to Purchase.  The Purchaser hereby unconditionally and
         ---------------------
irrevocably agrees to purchase from the Company up to U.S.$50,000,000 of Common Stock ("Subscribed Shares") in one or more tranches subject to the terms and conditions provided this Agreement.

     3.  Closings.
         --------
               (a) Subject to the terms and conditions of this Agreement, the Company agrees to issue and sell to Purchaser, and the Purchaser agrees purchase from the Company in immediately available funds, on each Closing Date, the Subscribed Shares specified in the Put Notice relating to each Closing at a purchase price equal to the Put Amount divided by the Draw Down Discount Percentage multiplied by the Market Price of the Common Stock. Subject to the terms and conditions of this Agreement, the Company further agrees to issue to the Purchaser on each Closing Date Additional Warrants in an amount equal to the product of the Put Amount and 4,180,000 divided by 50,000,000. Such Additional Warrants shall contain legends conforming to the requirements of Section 9 hereto. Each Closing shall occur on the related Closing Date at such place, time and date as the parties may mutually agree to in writing.

               (b) On the eleventh (11th) Business Day after the related Put Notice Date (i) the Company shall deliver physical certificates representing the Subscribed Shares specified in the Put Notice and the Additional Warrants relating the Closing to an escrow agent via the DTC System (The Depository Trust Company system) designated by the Company and the Purchaser and (ii) the Purchaser shall pay to such escrow agent by wire transfer in immediately available funds the purchase price for such Closing. Upon receipt by the escrow agent of the items in clauses (i) and (ii) above, the escrow agent shall deliver such Subscribed Shares and the Additional Warrants to the Purchaser via the DTC System (The Depository Trust Company system) and pay the purchase price by wire transfer in immediately available funds to the Company.

      4.  Put Notice Procedure.  Commencing on or before the Effective Date, the
          --------------------
Company may provide a notice (a "Put Notice") to the Purchaser. The date the Put Notice is received by the Purchaser is referred to herein as the "Put Notice Date" The Put Notice shall specify the dollar amount (the "Put Amount") of the Common Stock to be purchased by the Purchaser. Each Put Notice shall specify a Put Amount (i) not less than five hundred thousand dollars (U.S.$500,000), (ii) not more than eight million dollars (U.S.$8,000,000) and (iii) not more than an amount equal to four hundred percent (400%) of the Trading Volume for the twenty
(20) consecutive Business Days immediately preceding the related Put Notice
Date.

      5.  Representations and Warranties of Purchaser.  To induce the Company's
          -------------------------------------------
acceptance of this Agreement, Purchaser hereby represents and warrants to the Company as follows:

            5.1  Intent.  Purchaser is acquiring the Securities for its own
                 ------
account and has no present arrangement (whether or not legally binding) to sell any of the Securities to or through any Person; provided, however, that
                                                --------  -------
Purchaser does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with U.S. federal and state securities laws applicable to such disposition and any restrictions imposed on such transfer by this Agreement or the instruments and documents executed in connection with this Agreement. Purchaser has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act.

            5.2  Sophisticated Investor.  Purchaser is an "accredited investor"
                 ----------------------
(as defined in Rule 501(a) of Regulation D) and a sophisticated investor that has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities. Purchaser was not formed exclusively for the purpose of entering into the transactions contemplated hereby.

            5.3  Ability of Purchaser to Bear Risk of Investment.  Purchaser
                 -----------------------------------------------
acknowledges that the Securities are speculative investments and involve a high degree of risk. Purchaser is able to bear the economic risk of an investment in the Securities, and is able to afford a complete loss of such investment.

            5.4  Authority.  This Agreement has been duly authorized and validly
                 ---------
executed and delivered by Purchaser and (assuming due authorization and valid execution by the Company) is a legal, valid and binding agreement of Purchaser enforceable against Purchaser in accordance with its terms, subject to general principles of equity and to bankruptcy, insolvency or similar laws relating to, or affecting generally the enforcement of creditors' rights and remedies or by other equitable principles of general application. Each Person executing this Agreement and any other Transaction Documents on behalf of Purchaser has all requisite authority to do so on behalf of Purchaser.

            5.5  Brokers, Finders.  Purchaser has taken no action which would
                 ----------------
give rise to any claim by any Person for brokerage commission, finder's fees or similar payments by the Company relating to this Agreement or the transactions contemplated hereby.

            5.6  Organization; Authority.  Purchaser is an entity organized,
                 -----------------------
validly existing and in good standing under the laws of the Cook Islands with the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and to carry out its obligations thereunder. The acquisition of the Securities and the payment of the purchase price therefor by Purchaser have been duly authorized by all necessary action on the part of Purchaser.

            5.7  Absence of Conflicts.  The execution and delivery of this
                 --------------------
Agreement and any other document or instrument executed in connection herewith (collectively with this Agreement, the "Transaction Documents"), and the consummation of the transactions contemplated by the Transaction Documents, and compliance with the requirements thereof, will not violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Purchaser, or the provision of any indenture, instrument or agreement to which Purchaser is a party or is subject, or by which Purchaser or any of its assets is bound, or conflict with or constitute a material default thereunder, or require the approval of any third-party pursuant to any material contract, agreement, instrument, relationship or legal obligation to which Purchaser is subject or to which any of its assets, operations or management may be subject.

            5.8  Disclosure; Access to Information.  Purchaser has received
                 ---------------------------------
copies of or has had access to all documents, records, books and other information pertaining to Purchaser's investment in the Company and the Securities that have been requested by Purchaser. Purchaser has been afforded the opportunity to ask questions of and receive answers from the Company and its management concerning all aspects of the Company and of this transaction. Purchaser further acknowledges that it understands that the Company is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Purchaser has reviewed or received copies of any such reports that have been requested by it. Purchaser further acknowledges that it has been provided with copies of the Company's certificate of incorporation, as amended (the "Certificate"), and the Company's bylaws (the "Bylaws").

            5.9  Manner of Sale.  At no time was Purchaser presented with or
                 ---------------
solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising with respect to the Securities.

            5.10  Accuracy of Other Materials.  To the extent Purchaser has
                  ---------------------------
received from the Company documents or other materials which constitute summaries, projections, forecasts or estimates, Purchaser acknowledges the following with respect to such documents or other materials: Such documents or other materials are intended to illustrate projected financial and other results based upon a set of assumptions (in some cases based on information obtained by the Company from outside sources) the Company views as reasonable and obtainable; all such summaries, projections, forecasts or estimates pertaining to revenue growth, profitability and other similar financial or market data are forward-looking statements; such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected; and no representations or warranties of future performance by or market trends for the Company are intended, and such are expressly disclaimed.

            5.11  Accuracy of Representations and Information.  All
                  -------------------------------------------
representations made by Purchaser in this Agreement and all documents and instruments related to this Agreement, and all information provided by Purchaser to the Company concerning Purchaser are correct and complete in all material respects as of the date hereof.

      6.  Representations and Warranties of the Company. The Company hereby
          ---------------------------------------------
represents and warrants to Purchaser as follows:

            6.1  Company Status.  The Company has registered the Common Stock
                 --------------
pursuant to Section 12(g) of the Exchange Act, is in full compliance with all reporting requirements of the Exchange Act, and the Company has maintained all requirements for the continued listing of the Common Stock, and such Common Stock, as of the date hereof, is listed on the NASDAQ National Market System under the symbol "PLRX".

            6.2  Current Public Information.  The Company has furnished or made
                 --------------------------
available to Purchaser true and correct copies of all registration statements, reports and documents, including proxy statements (other than preliminary proxy statements), filed with the SEC by or with respect to the Company since December 31, 1999 and prior to the date of this Agreement, pursuant to the Securities Act or the Exchange Act (collectively, the "SEC Documents").

            6.3  No General Solicitation.  Neither the Company, nor any of its
                 -----------------------
Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Securities.

            6.4  Valid Issuance of Common Stock.  The Company has an authorized
                 ------------------------------
capitalization consisting of one hundred million (100,000,000) shares of Common Stock, and five million (5,000,000) shares preferred stock. As of July 21, 2000 the Company had (i) 51,453,667 shares of Common Stock issued and outstanding,
(ii) no shares of preferred stock issued and outstanding, (iii) 166,740 shares of Common Stock subject to issuance upon the conversion or exercise of presently issued and outstanding warrants of the Company, (iv) 7,145,894 shares of Common Stock subject to issuance upon the conversion or exercise of presently issued and outstanding options of the Company and (v) 14,618,341 shares of Common Stock which are reserved for issuance under the Company's existing stock option plans. All of the shares of Common Stock outstanding have been duly and validly authorized and issued and are fully paid and non-assessable. As of the date of this Agreement, except as may be set forth above, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of the Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of it Subsidiaries is or may become bound to redeem or issue additional shares of capital stock of the Company or any of the Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of the Subsidiaries, (ii) there are no outstanding debt securities, other than indebtedness to banks and other institutional lenders set forth on Schedule 6.4 and (iii) except for arrangements disclosed in filings by
         ------------
the Company with the SEC, there are no arrangements under which the Company or any of the Subsidiaries is obligated to register the sale of any of their securities under the Securities Act. Except as may be set forth in
Schedule 6.4, there are no securities or instruments containing any anti-
------------
dilution, right of first refusal, preemptive rights or similar provisions that will be triggered by the issuance of the Securities as described in this Agreement. Upon issuance of the Securities, such securities will be duly and validly issued, fully paid and non-assessable.

            6.5  Organization and Qualification.  Since December 31, 1999, no
                 ------------------------------
Material Adverse Effect has occurred with respect to the Company or its Subsidiaries, except (i) as may be disclosed in the SEC Documents or any other documents filed with the SEC by the Company, (ii) as may have been disclosed to the Purchaser in writing by the Company or (iii) as may have been otherwise publicly disclosed by the Company. The Company is a corporation duly incorporated and existing in good standing under the laws of the Delaware and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company does not have any Subsidiaries, except for those listed on Schedule 4.5 attached to this Agreement (the
                           ------------
"Subsidiaries"). The Subsidiaries are duly incorporated and existing in good standing under the laws of the jurisdiction of their incorporation. The Company and each of the Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, other than those in which the failure so to qualify would not have a Material Adverse Effect. "Material Adverse Effect" means any effect on the business, operations, properties or financial condition of the Company and which is material and adverse to the Company, and/or any condition or situation which would prohibit or otherwise interfere with the ability of the Company to enter into and perform its obligations under the Transaction Documents.

            6.6  Authorization: Enforcement.  (i) The Company has the requisite
                 --------------------------
corporate power and authority to enter into and perform under the Transaction Documents and to issue the Securities in accordance with the terms of the Transaction Documents, (ii) the execution, issuance and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate action, and no further consent or authorization of the Company or its board of directors or stockholders is required, (iii) the Transaction Documents have been duly executed and delivered by the Company, and
(iv) the Transaction Documents (assuming due authorization and valid and legal execution by Purchaser) constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

            6.7  Corporate Documents.  The Company has furnished or made
                 -------------------
available to Purchaser true and correct copies of the Certificate and the Bylaws.

            6.8  No Conflicts.  The execution, delivery and performance of the
                 ------------
Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby, including without limitation the issuance of the Securities, do not and will not (i) result in a violation of the Company's Certificate or Bylaws, or (ii) conflict with, or result in a breach of or forfeiture of any rights (or result in an event which with notice or lapse of time or both would become a breach of or forfeiture of any rights) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of the Subsidiaries is a party, or (iii) result in a violation of any federal or state law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of the Subsidiaries or by which any property or asset of the Company or any of the Subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations which either singly or in the aggregate do not and will not have a Material Adverse Effect. The Company is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Securities in accordance with the terms of this Agreement (other than any SEC, NASD or state securities filings which may be required to be made by the Company subsequent to any closing hereunder, and any registration statement which may be filed in furtherance of this Agreement); provided that the Company is assuming and relying upon the accuracy of the
--------
relevant representations and agreements of Purchaser herein. Neither the Company nor any of the Subsidiaries is in violation of any material term of or in material default under its Certificate or Bylaws or their organizational charter or bylaws, respectively, or any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree of order or any statute, rule or regulation applicable to the Company or the Subsidiaries, which has not been duly waived as of the date of this Agreement.

            6.9  SEC Documents.  As of their respective dates, the SEC Documents
                 -------------
complied, and all similar documents filed with the SEC prior to each Closing Date will comply, in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and rules and regulations of the SEC promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents contained, nor will any similar document filed with the SEC prior to each Closing Date contain, any untrue statement of a material fact or omitted or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents, as of the dates thereof, complied, and all similar documents filed with the SEC prior to each Closing Date will comply, as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC and other applicable rules and regulations with respect thereto. Such financial statements were prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements as permitted by Form 10-QSB of the SEC) and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). The Company has filed all reports and other documents required to be filed by it with the SEC under the Exchange Act.

            6.10  No Undisclosed Liabilities.  The Company and the Subsidiaries
                  --------------------------
have no liabilities or obligations of a financial nature (whether accrued, absolute, contingent or otherwise), which are material, individually or in the aggregate, and are not disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company's or the Subsidiaries' respective businesses consistent with past practice since March 31, 2000, and which, individually or in the aggregate, do not or would not have a Material Adverse Effect on the Company.

            6.11  Litigation and Other Proceedings.  Except as may be set forth
                  --------------------------------
in the SEC Documents or any other documents filed with the SEC by the Company or otherwise disclosed in writing to Purchaser, there are no lawsuits or proceedings pending or to the best knowledge of the Company threatened, against the Company, nor has the Company received any written or oral notice of any such action, suit, proceeding or investigation, which might have a Material Adverse Effect on the Company or which might materially adversely affect the transactions contemplated by this Agreement. Except as set forth in the SEC Documents or any other documents filed with the SEC by the Company, no judgment, order, writ, injunction or decree or award has been issued by or, to the best knowledge of the Company, requested of any court, arbitrator or governmental agency which might result in a Material Adverse Effect or which might materially adversely affect the transactions contemplated by this Agreement.

            6.12  Other Documents or Materials.  With respect to any document or
                  ----------------------------
other materials received by Purchaser from the Company or its representatives other than the Transaction Documents and the SEC Documents or any other documents filed with the SEC by the Company, (i) the Company has no reason to believe any of such documents and materials or any projections contained therein, as of the date of such other documents or materials, contained material errors or misstatements or do not adequately describe the status of the development of the Company's technologies or its business as of such date, and
(ii) such documents, materials and projections were prepared by the Company and its management in good faith.

            6.13  Nature of Company.  The Company is not an open ended
                  -----------------
investment company or a unit investment trust, registered or required to be registered, or a closed end investment company required to be registered, but not registered, under the Investment Company Act of 1940.

            6.14  Brokers, Finders.  Except for payment of commitment fees to
                  ----------------
Purchaser, payment of which is the sole responsibility of the Company, the Company has taken no action which would give rise to any claim by any Person for brokerage commission, finder's fees or similar payments by Purchaser relating to this Agreement or the transactions contemplated hereby.

            6.15  Absence of Certain Changes.  The Company has not taken any
                  --------------------------
steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or any of the Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings.

            6.16  Intellectual Property Rights.  The Company and the
                  ----------------------------
Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. None of the Company's trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, government authorizations, trade secrets or other intellectual property rights have expired or terminated, or are expected to expire or terminate in the near future. The Company and the Subsidiaries do not have any knowledge of any infringement by the Company or the Subsidiaries of trademarks, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secrets or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and, there is no claim, action or proceeding being made or brought against, or to the best knowledge of the Company, being threatened against, the Company or the Subsidiaries regarding trademark, trade name, patent, patent rights, invention, copyright, license, service name, service mark, service mark registration, trade secret or other infringement; and the Company and the Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and the Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties.

            6.17  Internal Accounting Controls.  The Company is aware of no
                  ----------------------------
respect in which its system of internal accounting controls is not sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            6.18  Tax Status.  The Company and the Subsidiaries have made or
                  ----------
filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports, declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports, or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

            6.19  Certain Transactions.  Except as set forth in the SEC
                  --------------------
Documents or any other documents filed with the SEC by the Company and except for arm's length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties and other than the grant of stock options, none of the officers, directors, or employees of the Company (or any spouse or relative of any such Person) is presently a party to any transaction with the Company (other than for services as employees, officers, consultants and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

            6.20  Dilution.  The Chief Executive Officer and the Chief Financial
                  --------
Officer and the board of the Company have studied and the board has approved the transactions contemplated by this Agreement, which may have a potential dilutive effect. The Company has concluded, in its good faith business judgment, that such issuance is in the best interests of the Company.

            6.21  NASDAQ Listing.  The Company's Common Stock is presently
                  --------------
quoted on the NASDAQ National Market System under the symbol "PLRX." The Company is not in receipt of any written notice from any stock exchange, market or trading facility on which the Common Stock is or has been listed (or on which it is or has been quoted) to the effect that the Company is not in compliance with the listing or maintenance requirements of such stock exchange, market or trading facility or that the Common Stock will be delisted from such stock exchange, market or trading facility.

            6.22  No Integrated Offering.  Neither the Company nor any of its
                  ----------------------
Affiliates nor any Person acting on its or their behalf has, directly or indirectly made any offer or sales of any security or solicited any offers to buy any security under circumstances that would eliminate the availability of the exemption from registration under Regulation D in connection with the offer and sale of the Securities as contemplated hereby.

      7.  Company Reliance on Purchaser's Representations.  Purchaser
          -----------------------------------------------
understands that the Company is relying on the truth and accuracy of the representations and warranties made herein by Purchaser in offering the Securities for sale and in relying upon applicable exemptions available under the Securities Act and applicable state securities laws.

      8.  Other Covenants of the Company.
          ------------------------------

            8.1  Furnishing of Information.  As long as Purchaser owns
                 -------------------------
Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act. If at any time prior to the date on which Purchaser may resell all of the Securities without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act (as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent for the benefit of and enforceable by Purchaser) the Company is not required to file reports pursuant to such sections, it will prepare and furnish to Purchaser and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act.

            8.2  Certain Agreements.  During the period commencing on the date
                 ------------------
hereof and ending on the earlier of (i) the termination of this Agreement pursuant to Section 11.13 and (ii) the date on which the Purchaser has purchased from the Company U.S.$50,000,000 of Common Stock, the Company shall provide the Purchaser with written notice ("Company Notice") of the Company's intent to raise capital through the issuance of additional equity securities in a private transaction not registered with the SEC at least five (5) Business Days prior to the closing date for such transaction. If within five (5) Business Days of the date on which the Purchaser receives notice of such transaction, the Purchaser provides the Company with written notice that the Purchaser is exercising a right of first refusal to purchase such additional equity securities at terms better than or equal to those specified in the Company Notice, the Company shall enter into such transaction with the Purchaser. If the Purchaser declines to exercise its right of first refusal, or fails to do so within the time period described above, the Company may proceed with the proposed offering on the terms described in the Company Notice. The Provisions of this Section 8.2 shall not apply to the Company (i) raising capital by issuing its equity securities (or instruments convertible into or exercisable for equity securities) to strategic partners and/or in connection with mergers or acquisitions, (ii) issuing securities (other than for cash) in connection with a merger, consolidation, sale of assets, disposition or the exchange of the capital stock for assets, stock or other joint venture interests or (iii) converting or exercising any convertible or derivative securities outstanding on the date hereof. The Company and the Purchaser further acknowledge that the provisions of this Section 8.2 shall not be binding upon any successors or assigns of the parties hereto.

            8.3  Available Shares.  At all times until the termination of this
                 ----------------
Agreement, prior to each Closing the Company shall have authorized and reserved for issuance the shares required to be issued at such Closing.

      9.  Legends.  So long as the Registration Statement relating to resales of
          -------
the Securities of the Company has been declared effective by SEC, the Company shall issue certificates representing Securities with the following legend:

          THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF
          IN ANY MANNER UNLESS THE HOLDER OR A BROKER, ON BEHALF OF
          THE HOLDER, REPRESENTS THAT IT HAS COMPLIED WITH THE PROSPECTUS DELIVERY REQUIREMENTS CONTAINED IN SECTION 5 OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNLESS AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF SUCH ACT IS AVAILABLE.

If the Registration Statement relating to resales of the Securities of the Company is not effective at the time of issuance, the Company shall issue certificates representing the Securities with the following legend:


          THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

      10.  Conditions to Closings.
           ----------------------

            10.1  Conditions to the Company's Obligation to Sell.  The Purchaser
                  ----------------------------------------------
understands that the Company's obligation to sell the Subscribed Shares on each Closing Date pursuant to this Agreement is conditioned upon the following:

                  (a) the accuracy on each such date of the representations and warranties of Purchaser contained in this Agreement as if made thereon, and the performance by Purchaser on or before such date of all covenants and agreements of Purchaser required to be performed on or before such date;

                  (b) there not being in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained, nor there being any pending or threatened proceeding or investigation which may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement.

            10.2  Conditions to Purchaser's Obligation To Purchase.  The Company
                  ------------------------------------------------
understands that Purchaser's obligation to purchase the Subscribed Shares on each Closing Date pursuant to this Agreement is conditioned upon the following:

                  (a) the accuracy in all material respects on each such date of the representations and warranties of the Company contained in this Agreement as if made on such date and the performance by the Company on or before each such date of all covenants and agreements of the Company required to be performed on or before such date;

                  (b) there not being in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained, nor there being any pending or threatened proceeding or investigation which may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement;

                  (c) a registration statement relating to the Registration Rights Agreement shall be effective, and if previously suspended shall be effective and have been effective for at least fifteen (15) days prior to the Closing Date, and shall relate to the Subscribed Shares and the Additional Warrants to be issued in such Closing;

                  (d) the trading of the Common Stock shall not be suspended by the SEC or the NASD;

                  (e) the Company shall be in compliance with all Blue Sky laws necessary to issue and resell through a broker in the State of California the Subscribed Shares relating to such Closing;

                  (f) as of the date hereof, (i) the Company shall not have materially changed its line of business (ii) the Company shall not be material in default under any of its existing debt or loan obligations, (iii) there shall be no current SEC finding of wrongdoing by the Company, (iv) there shall be no final adverse determination against the Company by a court or governmental agency and (v) no bankruptcy proceeding shall be initiated with respect to the Company, in each case which has a Material Adverse Effect; and

                  (g) the Company shall deliver to the Purchaser an opinion of counsel substantially in the form of Exhibit D hereto.

     11.  Miscellaneous.
          -------------

          11.1  Assignment.  Neither this Agreement nor any rights of the
                ----------
parties hereunder may be assigned by either party to any other Person without the prior written consent of the other party hereto; provided, however, that the
                                                     --------  -------
Company may assign its rights hereunder
in connection with a merger, consolidation, sale of assets, disposition or the exchange of capital stock of the Company.

          11.2  Attorneys' Fees.  In the event any dispute arises under this
                ---------------
Agreement or the documents or instruments executed and delivered in connection with this Agreement, and the parties hereto resort to litigation to resolve such dispute, the prevailing party in any such litigation, in addition to all other remedies at law or in equity, shall be entitled to an award of costs and fees from the other party, which costs and fees shall include, without limitation, reasonable attorneys' fees and legal costs.

          11.3  Choice of Law; Venue.  This Agreement shall be governed by and
                --------------------
interpreted in accordance with the laws of the State of California for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of San Francisco or the state courts of the State of California sitting in the City of San Francisco in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions.

          11.4  Costs and Expenses.  The parties shall be responsible for and
                ------------------
shall pay their own costs and expenses, including without limitation attorneys' fees and accountants' fees and expenses, in connection with the conduct of the due diligence inquiry, negotiation, execution and delivery of this Agreement and the instruments, documents and agreements executed in connection with this Agreement, except that the Company shall within five (5) Business Days of the date of the execution of this Agreement pay to Krieger & Prager, Esqs., legal counsel for the Purchaser, by wire transfer in immediately available funds, U.S.$45,000.00 representing legal and general expenses of the Purchaser.

          11.5  Counterparts/Facsimile Signatures.  This Agreement may be
                ---------------------------------
executed in one or more counterparts, each of which when so signed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument. In lieu of the original, a facsimile transmission or copy of the original shall be as effective and enforceable as the original.

          11.6  Entire Agreement: Amendment.  This Agreement, together with the
                ---------------------------
exhibits and schedules to this Agreement and the other instruments and documents delivered in connection with this Agreement constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth in this Agreement or therein. Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

          11.7  Headings.  The headings of the sections and paragraphs of this
                --------
Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

          11.8  Notices.  All notices or other communications provided for under
                -------
this Agreement shall be in writing, and mailed, telecopied or delivered by hand delivery or by overnight courier service, as follows:

               If to the Company:

               PlanetRX.com, Inc.
               349 Oyster Point Boulevard, Suite 201
               South San Francisco, CA 94080
               Attn.:  CFO.
               Fax No.:  (650) 616-1585

               With a copy to:

               PlanetRX.com, Inc.
               349 Oyster Point Boulevard, Suite 201
               South San Francisco, CA 94080
               Attn.: General Counsel
               Fax No.: (650) 616-1585

               If to Purchaser:

               Alpha Venture Capital, Inc.
               [_______________]
               [_______________]
               [_______________]
               Attention:  Mr. Barry Herman, Director
               Fax No.:  [________________]

               With a copy to:

               Krieger & Prager, Esqs.
               39 Broadway, Suite 1440
               New York, NY 10006
               Attention:  Samuel M. Krieger, Esq.
               Fax No.:  (212) 213-2077


All notices and communications shall be effective as follows: When mailed, upon three (3) Business Days after deposit in the mail (postage prepaid); when telecopied, upon confirmed transmission of the telecopied notice; when hand delivered, upon delivery; and when sent by overnight courier, the next Business Day after deposit of the notice with the overnight courier.

          11.9  Publicity.  Purchaser acknowledges that this Agreement and all
                ---------
or part of the Transaction Documents may be deemed to be "material contracts" as that term is defined by Item 601(b)(10) of Regulation S-B, and that the Company may therefore be required to file such documents as exhibits to reports or registration statements filed under the Securities Act or the Exchange Act. Purchaser further agrees that the status of such documents and materials as material contracts shall be determined solely by the Company, in consultation with its counsel. Purchaser consents to the Company's public disclosure of this Agreement in accordance with the Securities Act and the Exchange Act.

          11.10  Severability.  Should any one or more of the provisions of this
                 ------------
Agreement be determined to be illegal or unenforceable, all other provisions of this Agreement shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby.

          11.11  Survival of Representations and Warranties.  The Company's
                 ------------------------------------------
representations and warranties herein shall survive the execution and delivery of this Agreement and the delivery of the Securities, and shall inure to the benefit of Purchaser and its successors and permitted assigns. The Purchaser's representations and warranties herein shall survive the execution and delivery of this Agreement and the delivery of the Securities, and shall inure to the benefit of Company and its successors and permitted assigns.

          11.12  Schedules and Exhibits.  The schedules and exhibits attached to
                 ----------------------
this Agreement are a part hereof, as if fully set forth herein.

          11.13  Termination.  The obligations of the parties hereunder shall
                 -----------
expire one (1) year from the Effective Date; provided that in the event that
                                             --------
during the initial twelve (12) months after the Effective Date, Purchaser purchases at least ten million dollars (U.S.$10,000,000) in Common Stock pursuant to this Agreement, the terms of this Agreement shall be automatically extended for an additional period of twelve (12) months, unless the Company in its sole discretion elects not to extend the term of this Agreement and provides notice of such election to Purchaser; and provided, further, that the
                                          --------  -------
obligations of the parties hereunder shall expire on December 7, 2000 if one or more Registration Statements relating to the Warrants and the Subscribed Shares has not been declared effective by the SEC.

          11.14  Successors and Assigns.  This Agreement will inure to the
                 ----------------------
benefit of and be binding upon the parties hereto and, unless otherwise provided herein, their respective successors and assigns.

     IN WITNESS WHEREOF, the parties named below have caused this Agreement to be executed and delivered as of the date first above written.

                                    PLANETRX.COM, INC

                                    By:
                                       ------------------------------
                                       Name:
                                       Title:

                                    ALPHA VENTURE CAPITAL, INC.

                                    By:
                                       ------------------------------
                                       Name:
                                       Title:

                                   Exhibit A
                                   ---------

                                  DEFINITIONS
                                  -----------

"Additional Warrant" means a warrant in the form of Exhibit B hereto to purchase
                                                    ---------
a number of shares of Common Stock equal to ten percent (10%) of the number of Additional Shares.

"Affiliate" has the meaning set forth in the Exchange Act and the rules and regulations thereunder.

"Business Day" means a day on which the Nasdaq stock market is open for regular trading.

"Closing" means each of the transactions described in Section 3.

"Closing Date" means the tenth (10th) Business Day after the related Put Notice Date.

"Common Stock" means common stock, $0.0001 par value per share, of the Company.

"Draw Down Discount Percentage" means 91%; provided, however, that for each
                                           --------  -------
$0.50 the Market Price increases from $1.50 as of the related Put Date, the Draw Down Discount Percentage shall increase by 0.25%, incrementally, to a maximum of 97%.

"Effective Date" means the date the registration statement filed pursuant to the Registration Rights Agreement is declared effective by the SEC.

"Exchange Act" is defined in Section 5.8.

"Initial Warrant" means a warrant in the form of Exhibit C hereto.
                                                 ---------

"Market Price" of the Common Stock shall equal the average of the five (5) lowest reported VWAP of the Common Stock for the ten (10) trading days immediately after the related Put Date.

"Material Adverse Effect" is defined in Section 6.5.

"NASD" means the National Association of Securities Dealers.

"Person" means an individual, corporation, partnership, association, trust, estate or other entity or organization, including a governmental entity or agency.

"Put Notice" is defined in Section 4.

"Registration Rights Agreement" means the registration rights agreement in the form of Exhibit D hereto.
        ---------

"SEC" means the Securities and Exchange Commission.

"SEC Documents" is defined in Section 6.2.

"Securities" means the Subscribed Shares, the Warrants and the shares issuable under the Warrants.

"Securities Act" is as defined in Recital B.

"Share Valuation Date" means the fifth (5th) Business Day after the related Put Notice Date.

"Subscribed Shares" is defined in Section 2.

"Subsidiaries" is defined in Section 6.5.

"Trading Volume" means the dollar amount of the average daily trading volume of the Common Stock, calculated based on the average close bid price and average daily trading volume over the twenty (20) Business Days preceding the related Put Date, in each case as reported by Bloomberg, LP.

"Transaction Documents" is defined in Section 5.7.

"VWAP" means the daily volume weighted average price (based on a trading day from 9:30 a.m. to 4:00 p.m., eastern time) of the Company's Common Stock on the NASDAQ National Market System (or any successor thereto) as reported by Bloomberg Financial LP using the AQR function.

"Warrants" means the Initial Warrant and the Additional Warrants.

                                   Exhibit B
                                   ---------

                            FORM OF INITIAL WARRANT
                            -----------------------

THESE SECURITIES AND THE SECURITIES ISSUABLE UPON THEIR EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT") AND MAY NOT BE TRANSFERRED UNLESS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR TRANSFERRED IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 OF THE ACT OR OTHERWISE IN ACCORDANCE WITH AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT.

                               PlanetRX.com, Inc.

                         COMMON STOCK PURCHASE WARRANT

     1.  Issuance.  In consideration of good and valuable consideration, the
         --------
receipt of which is hereby acknowledged by PLANETRX.COM, INC., a Delaware corporation (the "Company"), ALPHA VENTURE CAPITAL, INC., (the "Holder") is hereby granted the right to purchase at any time commencing July [__], 2000 until 5:00 P.M., New York City time, on July [__], 2003 (the "Expiration Date"), Five Hundred Thousand (500,000) fully paid and nonassessable shares of the Company's Common Stock, par value $.0001 per share (the "Common Stock") at an initial exercise price of the lesser of 150% of the average closing bid price of the Common Stock for the three (3) consecutive trading days prior to the date of the execution of Common Stock Purchase Agreement, dated as of July [__], 2000 (the "Common Stock Purchase Agreement"), between the Holder and the Company or 120% of the average closing bid price of the Common Stock for the three (3) consecutive trading days prior to Effective Date of the Registration Statement or (the "Exercise Price"), subject to further adjustment as set forth in Section 6 hereof.

     2.  Exercise of Warrants.  (a)  This Warrant is exercisable in whole or in
         --------------------
part at the Exercise Price per share of Common Stock payable hereunder, payable in cash or by certified or official bank check, or by "cashless exercise," by means of tendering this Warrant to the Company to receive a number of shares of Common Stock equal to the difference between the Market Value of the shares of Common Stock issuable upon exercise of this Warrant and the product of the number of shares issuable upon exercise and the Exercise Price, divided by the Market Value Per Share. For example, if Holder receives a warrant to purchase 1,500,000 shares of Common Stock at an Exercise Price of $1.00 and decides to use the "cashless exercise" method to exercise its option to purchase all 1,500,000 shares at a time when the Company's Common Stock has a Market Value Per Share of $10.00, Holder would receive 1,350,000 shares of Common Stock upon exercise. Upon surrender of this Warrant with the annexed Notice of Exercise Form duly executed, together with payment of the Exercise Price for the shares of Common Stock purchased, the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. For the purposes of this Section 2, "Market Value" shall be an amount equal to the Market Value Per Share multiplied by the number of shares of Common Stock to be issued upon surrender of this Warrant, and "Market Value Per Share" shall be an amount equal to the average closing sales price of a share of Common Stock for the ten (10) consecutive trading days preceding the Company's receipt of the duly executed Notice of Exercise Form.

          (b) For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder and the holding period for the Warrant Shares shall be deemed to have been commenced, on the issue date.

     3.  Reservation of Shares.  The Company hereby agrees that at all times
         ---------------------
during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance upon exercise of this Warrant (the "Warrant Shares").

     4.  Mutilation or Loss of Warrant.  Upon receipt by the Company of evidence
         -----------------------------
satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of an indemnity bond or other satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

     5.  Rights of the Holder.  The Holder shall not, by virtue hereof, be
         --------------------
entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

     6.  Protection Against Dilution.
         ---------------------------

          (a) Adjustment Mechanism.  If an adjustment of the Exercise Price is
              --------------------
required pursuant to this Section 6, the Holder shall be entitled to purchase such number of additional shares of Common Stock as will cause (i) the total number of shares of Common Stock Holder is entitled to purchase pursuant to this Warrant, multiplied by (ii) the adjusted purchase price per share (the "Adjusted Exercise Price"), to equal (iii) the total number of shares of Common Stock Holder is entitled to purchase before adjustment multiplied by the Exercise Price before adjustment. For example, if Holder receives a warrant to purchase 1,500,000 shares of Common Stock at an Exercise Price of $1.00 per share, and the Adjusted Exercise Price is $0.50, Holder will be entitled to receive 3,000,000 shares of Common Stock in exchange for payment of $1.5 million.

          (b) Capital Adjustments.  In case of any stock split or reverse stock
              -------------------
split, stock dividend, reclassification of the Common Stock, recapitalization, merger or consolidation, or like capital adjustment affecting the Common Stock of the Company, the provisions of this Section 6 shall be applied as if such capital adjustment event had occurred immediately prior to the date of this Warrant and the original purchase price had been fairly allocated to the stock resulting from such capital adjustment; and in other respects the provisions of this Section shall be applied in a fair, equitable and reasonable manner so as to give effect, as nearly as may be, to the purposes hereof.

          (c) Adjustment for Spin Off.  If, for any reason, prior to the
              -----------------------
exercise of this Warrant in full, the Company spins off or otherwise divests itself of a part of its business or operations or disposes all or of a part of its assets in a transaction (the "Spin Off") in which the Company does not receive compensation for such business, operations or assets, but causes securities of another entity (the "Spin Off Securities") to be issued to security holders of the Company, then the Company shall cause (i) to be reserved Spin Off Securities equal to the number thereof which would have been issued if Holder had exercised its right to purchase all of the remaining Common Stock available to Holder under this Warrant as of the close of business on the trading day immediately before the record date (the "Outstanding Warrants") for determining the amount of the number of Spin Off Securities to be issued to security holders of the Company (the "Reserved Spin Off Shares"), and (ii) to be issued to the Holder upon exercise of all or any of the Outstanding Warrants, such amount of the Reserved Spin Off Shares equal to (x) the Reserved Spin Off Shares multiplied by (y) a fraction, of which (I) the numerator is the amount of the Outstanding Warrants then being exercised, and (II) the denominator is the Outstanding Warrants.

          (d) Adjustment for Commitment for Subscribed Shares.  If the average
              ------------------------------------------------
closing sales price for the three consecutive Business Days prior to effectiveness of the initial Registration Statement for the Subscribed Shares is less than the exercise price set forth in Section 1 above, then the exercise price of this Warrant shall be such lesser amount. If the Registration Statement covering the Subscribed Shares required to be filed by the Company pursuant to Section 2(a) hereof is not declared effective by December 7, 2000, then the commitment contained in the Common Stock Purchase Agreement (the "Commitment") shall terminate and the Subscriber shall retain this Warrant (with an exercise price equal to the lesser of the amount set forth in Section 1 above or 90% of the average close bid price of the Common Stock for the three (3) consecutive Business Days preceding December 7, 2000.

     7.  Transfer to Comply with the Securities Act; Registration Rights.  This
         ---------------------------------------------------------------
Warrant has not been registered under the Securities Act of 1933, as amended, (the "Act") and has been issued to the Holder for investment and not with a view to the distribution of either the Warrant or the Warrant Shares. Neither this Warrant nor any of the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Act relating to such security or an opinion of counsel satisfactory to the Company that registration is not required under the Act. Each certificate for the Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in this Section.

     8.  Legends.  So long as the Registration Statement relating to resales of
         -------
any physical certificate or certificates representing the Warrant Shares has been declared effective by SEC, the Company shall issue such certificate or certificates with the following legend:

          THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF
          IN ANY MANNER UNLESS THE HOLDER OR A BROKER, ON BEHALF OF
          THE HOLDER, REPRESENTS THAT IT HAS COMPLIED WITH THE PROSPECTUS DELIVERY REQUIREMENTS CONTAINED IN SECTION 5 OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNLESS AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF SUCH ACT IS AVAILABLE.

If the Registration Statement relating to resales of any physical certificate or certificates representing the Warrant Shares is not effective at the time of issuance, the Company shall issue shall issue such certificate or certificates with the following legend:

          THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

The Company agrees to file one or more registration statements for the Warrant Shares pursuant to the Registration Rights Agreement, dated as of July [___], 2000, between the Company and the Holder.

     9.  Notices.  Any notice or other communication required or permitted
         -------
hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage pre-paid. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission, or, if mailed, two days after the date of deposit in the United States mails, as follows:

               If to the Company:

               PlanetRX.com, Inc.
               349 Oyster Point Boulevard, Suite 201
               South San Francisco, CA 94080
               Attn.:  Steve Valenzuela, Sr. VP-Fin.
               Fax No.:  (650) 616-1585

               With a copy to:

               PlanetRX.com, Inc.
               349 Oyster Point Boulevard, Suite 201
               South San Francisco, CA 94080
               Attn.: Dorothy An, Esq.
               Fax No.: [_______________]

               If to Purchaser:

               Alpha Venture Capital, Inc.
               [_______________]
               [_______________]
               [_______________]
               Attention:  Mr. Barry Herman, Director
               Fax No.:  [________________]

               With a copy to:

               Krieger & Prager, Esqs.
               39 Broadway, Suite 1440
               New York, NY 10006
               Attention:  Samuel M. Krieger, Esq.
               Fax No.:  (212) 213-2077

Any party may designate another address or person for receipt of notices hereunder by notice given to the other parties in accordance with this Section.

     If the Company fails to deliver to the Holder certificate or certificates representing the Warrant Shares by the third (3rd) trading day after the Date of Exercise, the company shall pay to such Holder, in cash, as liquidated damages and not as a penalty, $1,000 for each day after such third (3rd) Trading Day until such certificates are delivered. Nothing herein shall limit the Holder's right to pursue actual damages for the Company's failure to deliver certificates representing shares of Common Stock upon exercise within the period specified herein and the Holder shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific
performance and/or injunctive relief.   The exercise of any such rights shall
not prohibit the Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

     10.  Supplements and Amendments; Whole Agreement.  This Warrant may be
          -------------------------------------------
amended or supplemented only by an instrument in writing signed by the parties hereto. This Warrant contains the full understanding of the parties hereto with respect to the subject matter hereof and there are no representations, warranties, agreements or understandings other than expressly contained herein.

     11.  Governing Law.  This Warrant shall be deemed to be a contract made
          -------------
under the laws of the State of California and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

     12.  Counterparts.  This Warrant may be executed in any number of
          ------------
counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

     13.  Descriptive Headings.  Descriptive headings of the several Sections of
          --------------------
this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

     14.  Termination of Warrant.  This Warrant shall terminate upon the earlier
          ----------------------
to occur of (A) the date which is three (3) years from the date hereof, and (B) a breach of Subscriber's obligation to accept and pay for Subscribed Shares under the Common Stock Purchase Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of the day of [________] day of July, 2000.

                                    PlanetRX.com, Inc.

                                    By:
                                       ------------------------------

                                    Alpha Venture Capital, Inc.

                                    By:
                                       ------------------------------

                         NOTICE OF EXERCISE OF WARRANT

     The undersigned hereby irrevocably elects to exercise the right, represented by the Warrant Certificate dated as of ______________, to purchase __________ shares of the Common Stock, par value $_______ per share, of
___________________ and tenders herewith payment in accordance with Section 1 of said Common Stock Purchase Warrant.

     Please deliver the stock certificate to:

Dated:
      -----------------------
By:
   --------------------------


___ CASH:  $____________

                                   Exhibit C
                                   ---------

                           FORM OF SUBSEQUENT WARRANT
                           --------------------------

THESE SECURITIES AND THE SECURITIES ISSUABLE UPON THEIR EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT") AND MAY NOT BE TRANSFERRED UNLESS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR TRANSFERRED IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 OF THE ACT OR OTHERWISE IN ACCORDANCE WITH AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT.

                               PlanetRX.com, Inc.

                         COMMON STOCK PURCHASE WARRANT

     1.  Issuance.  In consideration of good and valuable consideration, the
         --------
receipt of which is hereby acknowledged by PANETRX.COM, INC., a Delaware corporation (the "Company"), ALPHA VENTURE CAPITAL, INC., (the "Holder") is hereby granted the right to purchase at any time commencing July [__], 2000 until 5:00 P.M., New York City time, on July [__], 2003 (the "Expiration Date"), _______________ (_______) fully paid and nonassessable shares of the Company's Common Stock, par value $.0001 per share (the "Common Stock") at an initial exercise price of 120% of the closing sales price on the date of the related Closing. (the "Exercise Price"), subject to further adjustment as set forth in
Section 6 hereof.

     2.  Exercise of Warrants.  (a)  This Warrant is exercisable in whole or in
         --------------------
part at the Exercise Price per share of Common Stock payable hereunder, payable in cash or by certified or official bank check, or by "cashless exercise," by means of tendering this Warrant to the Company to receive a number of shares of Common Stock equal to the difference between the Market Value of the shares of Common Stock issuable upon exercise of this Warrant and the product of the number of shares issuable upon exercise and the Exercise Price, divided by the Market Value Per Share. For example, if Holder receives a warrant to purchase 1,500,000 shares of Common Stock at an Exercise Price of $1.00 and decides to use the "cashless exercise" method to exercise its option to purchase all 1,500,000 shares at a time when the Company's Common Stock has a Market Value Per Share of $10.00, Holder would receive 1,350,000 shares of Common Stock upon exercise. Upon surrender of this Warrant with the annexed Notice of Exercise Form duly executed, together with payment of the Exercise Price for the shares of Common Stock purchased, the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. For the purposes of this Section 2, "Market Value" shall be an amount equal to the Market Value Per Share multiplied by the number of shares of Common Stock to be issued upon surrender of this Warrant, and "Market Value Per Share" shall be an amount equal to the average closing sales price of a share of Common Stock for the ten (10) consecutive trading days preceding the Company's receipt of the duly executed Notice of Exercise Form.

          (b) For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder and the holding period for the Warrant Shares shall be deemed to have been commenced, on the issue date.

     3.  Reservation of Shares.  The Company hereby agrees that at all times
         ---------------------
during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance upon exercise of this Warrant (the "Warrant Shares").

     4.  Mutilation or Loss of Warrant.  Upon receipt by the Company of evidence
         -----------------------------
satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of an indemnity bond or other satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

     5.  Rights of the Holder.  The Holder shall not, by virtue hereof, be
         --------------------
entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

     6.  Protection Against Dilution.
         ---------------------------

          (a) Adjustment Mechanism.  If an adjustment of the Exercise Price is
              --------------------
required pursuant to this Section 6, the Holder shall be entitled to purchase such number of additional shares of Common Stock as will cause (i) the total number of shares of Common Stock Holder is entitled to purchase pursuant to this Warrant, multiplied by (ii) the adjusted purchase price per share (the "Adjusted Exercise Price"), to equal (iii) the total number of shares of Common Stock Holder is entitled to purchase before adjustment multiplied by the Exercise Price before adjustment. For example, if Holder receives a warrant to purchase 1,500,000 shares of Common Stock at an Exercise Price of $1.00 per share, and the Adjusted Exercise Price is $0.50, Holder will be entitled to receive 3,000,000 shares of Common Stock in exchange for payment of $1.5 million.

          (b) Capital Adjustments.  In case of any stock split or reverse stock
              -------------------
split, stock dividend, reclassification of the Common Stock, recapitalization, merger or consolidation, or like capital adjustment affecting the Common Stock of the Company, the provisions of this Section 6 shall be applied as if such capital adjustment event had occurred immediately prior to the date of this Warrant and the original purchase price had been fairly allocated to the stock resulting from such capital adjustment; and in other respects the provisions of this Section shall be applied in a fair, equitable and reasonable manner so as to give effect, as nearly as may be, to the purposes hereof.

          (c) Adjustment for Spin Off.  If, for any reason, prior to the
              -----------------------
exercise of this Warrant in full, the Company spins off or otherwise divests itself of a part of its business or operations or disposes all or of a part of its assets in a transaction (the "Spin Off") in which the

Company does not receive compensation for such business, operations or assets, but causes securities of another entity (the "Spin Off Securities") to be issued to security holders of the Company, then the Company shall cause (i) to be reserved Spin Off Securities equal to the number thereof which would have been issued if Holder had exercised its right to purchase all of the remaining Common Stock available to Holder under this Warrant as of the close of business on the trading day immediately before the record date (the "Outstanding Warrants") for determining the amount of the number of Spin Off Securities to be issued to security holders of the Company (the "Reserved Spin Off Shares"), and (ii) to be issued to the Holder upon exercise of all or any of the Outstanding Warrants, such amount of the Reserved Spin Off Shares equal to (x) the Reserved Spin Off Shares multiplied by (y) a fraction, of which (I) the numerator is the amount of the Outstanding Warrants then being exercised, and (II) the denominator is the Outstanding Warrants.

     7.  Transfer to Comply with the Securities Act; Registration Rights.  This
         ---------------------------------------------------------------
Warrant has not been registered under the Securities Act of 1933, as amended, (the "Act") and has been issued to the Holder for investment and not with a view to the distribution of either the Warrant or the Warrant Shares. Neither this Warrant nor any of the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Act relating to such security or an opinion of counsel satisfactory to the Company that registration is not required under the Act. Each certificate for the Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in this Section.

     8.  Legends.  So long as the Registration Statement relating to resales of
         -------
any physical certificate or certificates representing the Warrant Shares has been declared effective by SEC, the Company shall issue such certificate or certificates with the following legend:


          THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN ANY MANNER UNLESS THE HOLDER OR A BROKER, ON BEHALF OF THE HOLDER, REPRESENTS THAT IT HAS COMPLIED WITH THE PROSPECTUS DELIVERY REQUIREMENTS CONTAINED IN SECTION 5 OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNLESS AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF SUCH ACT IS AVAILABLE.


If the Registration Statement relating to resales of any physical certificate or certificates representing the Warrant Shares is not effective at the time of issuance, the Company shall issue shall issue such certificate or certificates with the following legend:

          THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

The Company agrees to file one or more registration statements for the Warrant Shares pursuant to the Registration Rights Agreement, dated as of July [___], 2000, between the Company and the Holder.

     9.  Notices.  Any notice or other communication required or permitted
         -------
hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage pre-paid. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission, or, if mailed, two days after the date of deposit in the United States mails, as follows:

               If to the Company:

               PlanetRX.com, Inc.
               349 Oyster Point Boulevard, Suite 201
               South San Francisco, CA 94080
               Attn.:  Steve Valenzuela, Sr. VP-Fin.
               Fax No.:  (650) 616-1585

               With a copy to:

               PlanetRX.com, Inc.
               349 Oyster Point Boulevard, Suite 201
               South San Francisco, CA 94080
               Attn.: Dorothy An, Esq.
               Fax No.: [_______________]

               If to Purchaser:

               Alpha Venture Capital, Inc.
               [_______________]
               [_______________]
               [_______________]
               Attention:  Mr. Barry Herman, Director
               Fax No.:  [________________]

               With a copy to:

               Krieger & Prager, Esqs.
               39 Broadway, Suite 1440
               New York, NY 10006
               Attention:  Samuel M. Krieger, Esq.
               Fax No.:  (212) 213-2077

Any party may designate another address or person for receipt of notices hereunder by notice given to the other parties in accordance with this Section.

     If the Company fails to deliver to the Holder certificate or certificates representing the Warrant Shares by the third (3rd) trading day after the Date of Exercise, the company shall pay to such Holder, in cash, as liquidated damages and not as a penalty, $1,000 for each day after such third (3rd) Trading Day until such certificates are delivered. Nothing herein shall limit the Holder's right to pursue actual damages for the Company's failure to deliver certificates representing shares of Common Stock upon exercise within the period specified herein and the Holder shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific
performance and/or injunctive relief.   The exercise of any such rights shall
not prohibit the Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

     10.  Supplements and Amendments; Whole Agreement.  This Warrant may be
          -------------------------------------------
amended or supplemented only by an instrument in writing signed by the parties hereto. This Warrant contains the full understanding of the parties hereto with respect to the subject matter hereof and there are no representations, warranties, agreements or understandings other than expressly contained herein.

     11.  Governing Law.  This Warrant shall be deemed to be a contract made
          -------------
under the laws of the State of California and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

     12.  Counterparts.  This Warrant may be executed in any number of
          ------------
counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

     13.  Descriptive Headings.  Descriptive headings of the several Sections of
          --------------------
this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

     14.  Termination of Warrant.  This Warrant shall terminate upon the earlier
          ----------------------
to occur of (A) the date which is three (3) years from the date hereof, and (B) a breach of Subscriber's obligation to accept and pay for Subscribed Shares under the Common Stock Purchase Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of the day of [________] day of July, 2000.

                                    PlanetRX.com, Inc.

                                    By:
                                       ------------------------


                                    Alpha Venture Capital, Inc.

                                    By:
                                       -------------------------

                         NOTICE OF EXERCISE OF WARRANT

     The undersigned hereby irrevocably elects to exercise the right, represented by the Warrant Certificate dated as of ______________, to purchase __________shares of the Common Stock, par value $_______ per share, of
___________________ and tenders herewith payment in accordance with Section 1 of said Common Stock Purchase Warrant.

     Please deliver the stock certificate to:

Dated:
      ------------------------
By:
   ---------------------------

___ CASH:  $_____________